UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 12, 2017

Date of Report (Date of earliest event reported)

GREEN VISION BIOTECHNOLOGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-55210	98-1060941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1255 W. Rio Salado Parkway Suite 215 Tempe, AZ 85281	85281
(Address of principal executive offices)	(Zip Code)

(480) 339-0181

Registrant’s telephone number, including area code

______________________________________________

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report on Form 8-K of Green Vision Biotechnology Corp. (“GVBT”), dated May 12, 2017 (the “Original Form 8-K”). This Form 8-K/A is being filed solely to amend and restate Item 5.03 of the Original Form 8-K. This Form 8-K/A amends and restates in its entirety Item 5.03 of the Original Form 8-K and should be read in connection with the Original Form 8-K. No other changes were made to the Original Form 8-K.

5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

The fiscal year-end for Lutu International is December 31. On May 12, 2017, the board of directors of GVBT approved changing the fiscal year-end of GVBT from January 31 to December 31, to be effective immediately as of May 12, 2017. Under the applicable rules of the Securities and Exchange Commission, GVBT intends to file a transition report on Form 10-QT for the quarter ended June 30, 2017.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN VISION BIOTECHNOLOGY CORP.

DATE: May 18, 2017

By:	/s/ Lam Ching Wan
Name:	Lam Ching Wan
Title:	Chief Executive Officer

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